EXHIBIT 10.2

                                   WXLM RADIO
                      (SOUTHEASTERN CONNECTICUT) CONTRACT

                              [LOGO] Organic Sales
                                      and
                                 Marketing inc.(TM)

July 31, 2006

Ms. Bonnie Gomes
WXLM-FM
7 Governor Winthrop Blvd
New London, CT 06320

Dour Bonnie:

      Following our discussions with Organic Sales and Marketing, Inc., this Letter of Agreement serves as Syndication Agreement to allow WXLM-FM New London, Connecticut to broadcast "The Garden Guys," a two-hour program and brand of Organic Sales and Marketing, Inc., produced by WHJJ-AM Providence, Rhode Island ("Network"), beginning Sunday, August 20, 2006 until November 12, 2006.

      "The Garden Guys" will be furnished weekly each Sunday from 8:00 - 10:00 am. WXLM-FM agrees to broadcast the program during the above-specified hours. WXLM-FM agrees to carry Network commercial inventory of six (6) minutes per hour during the above specified broadcast time.

      In the event of pre-emption of the broadcast during the above specified hours for sports play-by-play, breaking news coverage or other unforeseen circumstances, WXLM-FM agrees to make good Network commercial inventory during hours to be agreed upon between WXLM-FM and Network.

      WXLM-FM may sell nine (9) minutes per hour of advertising availabilities to local advertisers.

      The weekly investment to air this program is $500 per week, with a total investment of $6500. Renewal negotiation will begin 4 weeks prior to contract end.

      The agreement will remain in effect pending 30 days written cancellation notice by either party.

/s/ Bonnie Gomes                              /s/ Sam Jeffries
------------------------                      ----------------------------------
Bonnie Gomes for WXLM-FM                      Sam Jeffries for Organic Sales and
                                              Marketing, Inc.

    Organic Sales and Marketing inc.(TM) o 114 Broadway o Raynham, MA 02767
                       PH: 508.823.1117 o Fax 508.823.3117

                              [LOGO] Organic Sales
                                      and
                                 Marketing inc.(TM)

July 31, 2006

Ms. Bonnie Gomes
WXLM-FM
7 Governor Winthrop Blvd
New London, CT 06320

Dear Bonnie:

      Following our discussions with Organic Sales and Marketing, Inc., this Letter of Agreement serves as Syndication Agreement to allow WXLM-FM New London, Connecticut to broadcast "The Garden Guys," a two-hour program and brand of Organic Sales and Marketing, Inc., produced by WHJJ-AM Providence, Rhode Island ("Network"), beginning Sunday, August 20, 2006 until November 12, 2006.

      "The Garden Guys" will be furnished weekly each Sunday from 8:00 - 10:00 am. WXLM-FM agrees to broadcast the program during the above-specified hours. WXLM-FM agrees to carry Network commercial inventory of six (6) minutes per hour during the above specified broadcast time.

      In the event of pre-emption of the broadcast during the above specified hours for sports play-by-play, breaking news coverage or other unforeseen circumstances, WXLM-FM agrees to make good Network commercial inventory during hours to be agreed upon between WXLM-FM and Network.

      WXLM-FM may sell nine (9) minutes per hour of advertising availabilities to local advertisers.

      The weekly investment, to air this program is $500 per week, with a total investment of $6500. Renewal negotiation will begin 4 weeks prior to contract end.

      The agreement will remain in effect pending 30 days written cancellation notice by either party.

                                              /s/ Sam Jeffries
------------------------                      ----------------------------------
Bonnie Gomes for WXLM-FM                      Sam Jeffries for Organic Sales and
                                              Marketing, Inc.

    Organic Sales and Marketing inc.(TM) o 114 Broadway o Raynham, MA 02767
                       PH: 508.823.1117 o Fax 508.823.3117